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                                                                    EXHIBIT 10.7


                                SUPPORT AGREEMENT

         This SUPPORT AGREEMENT ("Agreement") is made as of the 24th day of August, 1999, among Stephen D. King (hereinafter referred to as the "undersigned"), Cafe Odyssey, Inc., a Minnesota corporation, ("Borrower"), and Fairview Partners, an Ohio general partnership ("Fairview").

         WITNESSETH:

         WHEREAS, Fairview and Borrower have entered into that certain Loan Agreement ("Loan Agreement") of even date herewith, pursuant to which Fairview has extended a $2,000,000 loan (the "Loan") to or for the benefit of Borrower; capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Loan Agreement; and

         WHEREAS, the undersigned is a material shareholder of the Borrower and is the duly elected, qualified and acting Chief Executive Officer of Borrower and is fully familiar with all of the Borrower's business and financial affairs;

         NOW, THEREFORE, to induce Fairview to make the Loan to or for the account of Borrower under the Loan Agreement or any other Loan Document and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, the Borrower and Fairview agree as follows:

         1. The undersigned agrees that in the event (i) of the occurrence of an Event of Default under the Loan Agreement or any other Loan Document, and
(ii) Fairview has given notice of an acceleration of all of the Obligations under and as defined in the Loan Agreement, the undersigned will, at Fairview's option and upon Fairview's written request, and until this Agreement shall have terminated as provided herein, for a period not to exceed twelve (12) months after receiving such written request, use the undersigned's best efforts (excluding the payment of money) to assist Fairview in obtaining possession, ownership, management and control of the FF&E and the Leased Premises (as such terms are defined in the Deed of Trust). Notwithstanding the foregoing, the undersigned shall not be required to take any action or engage in any activity that would breach or violate the undersigned's fiduciary obligations to the Borrower or that would otherwise be in violation of any applicable laws.

         2. Fairview shall have the right to terminate the undersigned's engagement or other assistance described in Paragraph 1 above at any time on three (3) business days' notice, for any cause or without cause. The undersigned's obligations under Paragraph 1 of this Agreement shall further terminate upon (i) the Borrower's payment of all then outstanding Obligations;
(ii) the death of the undersigned; or (iii) the mental or physical incapacity of the undersigned as reasonably substantiated by a doctor acceptable to Fairview.

         3. Fairview agrees to reimburse all reasonable costs and expenses incurred by the undersigned in the performance of his obligations under this Agreement.

         4. In connection with such engagement, the undersigned shall not have any authority to bind Fairview, except such specific authority as Fairview may grant in writing.

         5. In the event of the death, mental or physical incapacity of the undersigned, Borrower shall be responsible for immediately obtaining a replacement for such person and Borrower shall use its best efforts to cause such replacement to execute a support agreement substantially in the form of this Agreement.

         6. This agreement shall be governed by and construed in accordance with Minnesota substantive and procedural law and shall remain in full force and effect so long as the obligations under the Loan Agreement are outstanding or until otherwise agreed by an amendment hereto signed by Fairview and the undersigned.


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         7.   The provisions of this Agreement are declared to be severable. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement.


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                                                     STEPHEN D. KING
                                                     ---------------------------
                                                     Print Name of Undersigned


                                                     s/ Stephen D. King
                                                     ---------------------------
                                                     Signature



                                                     Borrower:

                                                     CAFE ODYSSEY, INC.


                                                     BY:  s/ Stephen D. King
                                                        ------------------------
                                                        Its: C.E.O.
                                                            --------------------

Accepted:

FAIRVIEW PARTNERS


By  s/ T.E. Johnson
  ---------------------------
  Its   Agent
     ------------------------





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